Exhibit 99.1

Sucampo: Leader in Gastroenterology with Three Approved Indications for AMITIZA

- **CIC**
  - Globally, CIC affects ~14%−16%[2,3] and CIC accounts for 92,000 hospitalizations/yr in US[4]
- **IBS-C**
  - IBS-C affects ~5% of adult population globally[5]
  - Patients with IBS consume >50% more healthcare resources than those without IBS[6] and the direct and indirect costs of IBS care in the US equal $20 billion/yr[5]
  - Severe constipation is associated with increased cardiovascular risk in women[7,8]
- **OIC**
  - More than 230M prescriptions for opioid use in the U.S. annually[9]; OIC affects around 4.5M of these patients (2.5M are moderate to severe)[10]
  - Constipation is the most common reason for discontinuation of opioid therapy and longest lasting common side effect of chronic opioids[9]
  - Currently no other approved oral prescription products on the market[11]
  - Increases cost of care and decreases HRQOL[9]

See References 2-11

SUCAMPO
The Science of Innovation

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OIC indication approved in April 2013 Priority review for first and only medicine for the treatment of OIC in adults with chronic, non-cancer pain $10M milestone payment received Partner Takeda’s reps began selling week of May 13 Strategy to build awareness that AMITIZA is the first and only medicine for OIC among PCPs and pain specialists Strong AMITIZA YOY Growth Q1 TRx growth: +4% YoY Q1 net sales increase: +7% YoY to $64.9M Growth continuing: TRx +5% YoY through May New competitor is creating more awareness and growing the market Over 7M prescriptions over 7 years Expect to rise substantially AMITIZA US

Near-Term Strategy to Grow AMITIZA Target Goal PCPs who already write AMITIZA +OIC Pain Specialists Gis Target Goal PCP Non-Writers +CIC +IBS-C +OIC

Competitive Landscape in OIC

EXPECT NO MARKET CHALLENGE FOR AMITIZA USE FOR OIC NON-CANCER PATIENTS FOR UP TO 2 YEARS

Phase 2	Phase 3	Filed	Marketed
TD1211 Theravance/ GlaxoSmithKline	Relistor (PO) Progenics/Salix	Relistor (SC) Progenics/Salix	**AMITIZA** **Sucampo/Takeda**
Naloxone S.L.A. Pharma AG	Naloxegol AstraZeneca/Nektar		
ON0-3849 Ono Pharmaceutical	Bevenopran Adolor/Cubist		
S-297995 Shionogi			

See Reference 11

SUCAMPO
The Science of Innovation

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ON0-3849 Ono Pharmaceutical S-297995 Shionogi First-ever prescription medicine approved for chronic constipation All launch metrics have been surpassed: revenue and patient numbers tracking above expectation Sucampo recorded $2.2M of product sales revenue in Q1, double our internal forecast AMITIZA Globally Initiated NICE   endorsement process in UK following CIC approval; expect Q2 2014 Initiated MRP (CIC) in additional EU markets OIC indication filed in both Switzerland and UK Commenced active marketing (CIC) in Switzerland We have also received expressions of interest from potential partners for AMITIZA for new indications and new territories, including Europe, Asia and emerging markets Japan Europe

Glaucoma is age-related and the second leading cause of bilateral blindness worldwide; will affect an estimated 79.6M people worldwide by 202013 Reduction in intra-ocular pressure (IOP) is currently the only modifiable risk factor for patients with glaucoma and ocular hypertension13 Direct cost (health care expenses) of eye disorders and vision loss in the US in 2013 is estimated to be $66.8B14Glaucoma accounts for $5.8B14 Compliance and adherence are unmet needs 50% of new patients drop off therapy within one year of initiation15 Hyperemia is the #1 reason for discontinuation of prostaglandins, often chosen as first line therapy16 Sucampo: Emerging Player in Ophthalmics See References 1, 13-16

More than 11M Americans are ≥ 80 years of age22 Age is an independent risk factor for glaucoma18 Elderly patients generally have greater susceptibility to the systemic adverse effects of glaucoma medications23 9.2M 11.2M 12.8M 18.9M 27.6M 32.5M 0 10 20 30 40 2000 2010 2020 2030 2040 2050 Population (M) US Population ≥ 80 Projected Growth See References 18,22-23; for chart see Reference 24 Unique Considerations for Glaucoma Treatment in Elderly Patients

Positive feedback and significant progress Efforts focused on ophthalmologists and optometrists More than 22,000 calls have already been made Over 78,000 samples have been shipped Expect sales to increase in 2H Aggressively pursuing managed care coverage for RESCULA Over 100 face to face meetings with plans and PBMs Strong reception from plans Route to SavingsTM: Committed to Patient Access 33% of RESCULA TRxs going through RTS Program Commercial co-pay reductions seen from $55 - $18

RESCULA Launch Update Trading Symbol SCMP (NASDAQ) Corporate Headquarters Bethesda, MD Stock Price (06-24-13), 52-Week Range $6.55, $10.48 to $3.78 Shares Outstanding (06-24-13) 42.3M (1 class of common stock) Daily Volume (90-day average) 242,322 Market Capitalization (06-24-13) $276.9M Debt (03-31-13) $62.5M Cash & Equivalents (03-31-13) $95.8M Enterprise Value (06-24-13) $243.5M Full-time Employees (06-24-13) 115 Fiscal Year Ends December 31 Accounting Firm PricewaterhouseCoopers LLP Key Facts

Takeda Agreement Takeda shall promote, market, and sell AMITIZA in US and Canada Sucampo’s tiered royalty rate: 18%−26% of annual net sales Sucampo earned $20M in upfront and $130M in development milestone payments as of 03/31/13 Sucampo received $10M milestone payment following the first OIC sale Sucampo received $109M in reimbursement for R&D expenses from Takeda as of 03/31/13Abbott Japan Agreement Abbott Japan shall promote, market, and sell AMITIZA for CIC in Japan Sucampo will sell product to Abbott Japan at discount to Abbott Japan’s approved reimbursement price Sucampo earned $10M in upfront and $27.5M in development milestone payments as of 03/31/13 Terms of Sucampo’s AMITIZA Agreements

Issued Lubiprostone Patents (cont’d) Japanese Patent No. Expires Type of Patent 4,332,316 2023 Composition of matter (drug substance and drug product) 4,332,353 2022 Therapeutic use (treating OIC) 4,684,334 2023 Therapeutic use (treating constipation) 4,783,794 2028 Composition of matter (drug product) 4,786,866 2023 Therapeutic use (treating constipation) 4,852,229 2023 Therapeutic use (treating constipation) 4,889,219 2024 Therapeutic use (treating IBS) European Patent No. Expires Type of Patent 1,220,849 2020 Composition of matter (drug product) 1,315,485 2021 Therapeutic use (treating constipation) 1,392,318 2022 Therapeutic use (treating OIC) 1,426,361 2020 Composition of matter (drug substance) 1,443,938 2022 Therapeutic use (treating constipation)

1. Sucampo data on file. 2. Suares et al. Am J Gastroenterol. 2011 3. Kantar Health Epi database http://epidb.khapps.jp 4. Lembo et al. Sleisenger and Fordtran’s Gastrointestinal and Liver Disease. 2010 5. Saito et al. Am J Gastroenterol. 2002 6. Hulisz D. J Manag Care Pharm. 2004 7. Salmoirago-Blotcher et al. Am J Med. 2011 8. Talley et al. Am J Gastroenterol. 2001 9. Manchikanti L, et al. Pain Physician. American Society of Interventional Pain Physicians (ASIPP) guidelines for responsible opioid prescribing in chronic non-cancer pain: Part 2--guidance. 2012 Jul;15(3 Suppl):S67-116. 10. Clearview Analysis 2008 11. Internal Research 12. AMITIZA Physician ATU W11 2013 13. Quigley et al. Br J Ophthalmol 2006 Mar;90(3):252-7 14. Private Blindness America. 2013. http://costofvision.preventblindness.org/ 15. Fain JM et al. A multicenter, retrospective chart review study comparing index therapy change rates in open-angle glaucoma or ocular hypertension patients newly treated with latanoprost or travoprost-Z monotherapy. BMC Ophthalmol. 2011 Jun 13;11(1):13. doi: 10.1186/1471-2415-11-13. 16. Zimmerman TJ et al. The impact of ocular adverse effects in patients treated with topical prostaglandin analogs: changes in prescription patterns and patient persistence. J Ocul Pharmacol Ther. 2009 Apr;25(2):145-52. doi: 10.1089/jop.2008.0072. 17. RESCULA Package Insert 18. American Academy of Ophthalmology Glaucoma Panel. Preferred Practice Pattern® guideline: Primary open-angle glaucoma. 2010 19. Kass MA et al. Arch Ophthalmol. The Ocular Hypertension Treatment Study: a randomized trial determines that topical ocular hypotensive medication delays or prevents the onset of primary open-angle glaucoma. 2002 Jun;120(6):701-13; discussion 829-30. 20. Based on Dec 2009 - Nov 2012 IMS NSP data 21. Based on Dec 2009 – Nov 2012 MATTY IMS NPA data References

References *(cont'd)*

22. American Academy of Ophthalmology Glaucoma Basic and Clinical Science Course 2012-2013
23. Kaiserman I et al. Topical beta blockers in asthmatic patients-is it safe? Curr Eye Res. 2009 Jul;34(7):517-22.
24. Based on US Census Bureau data from May 2010 and November 2011 The Older Population: 2010 (November 2011) & US Census Bureau THE NEXT FOUR DECADES The Older Population in the United States: 2010 to 2050 (May 2010)
25. Gottfredsdottir MS et al. Physicians' guide to interactions between glaucoma and systemic medications. J Glaucoma. 1997 Dec;6(6):377-83.
26. Based on Dec 2011- Nov 2012 MATTY IMS NPA data
27. RESCULA CVA
28. Joswick et al. Digestive Disease Week, 2012
29. AMITIZA Package Insert

AMITIZA and RESCULA are registered trademarks of Sucampo AG. The Sucampo logo and the tagline, The Science of Innovation, are registered trademarks of Sucampo AG.

SUCAMPO The Science of Innovation

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